UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NATUROL HOLDINGS LTD.

(Name of Registrant as Specified in Its Charter)

_______________________________

_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

NATUROL HOLDINGS LTD.

201 E. Elizabeth Street

Elizabeth City, NC 27909

(252) 333-1777

Dear Naturol Holdings Ltd. Stockholder:

You are cordially invited to attend the Annual meeting of Stockholders of Naturol Holdings Ltd., a Delaware corporation, ("Naturol") to be held on April 23, 2004, at 10:00 a.m., local time, at 4235 Commerce Street, Little River South Carolina. At the Annual meeting, you will be asked to consider and vote on the following proposals;

  To elect a new Board of Directors for Naturol Holdings Ltd. to hold office until the next annual Stockholder's meeting, (current nominations are for William E. Prince, Michael Cunningham, Dr. Valgene Dunham and Paul Branagan);

  To amend the Company's Certificate of Incorporation to change the name of Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd.;

  To reaffirm Weaver & Martin, LLC as auditors for the next year;

  4. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has specified March 17 2004, at the close of business, as the record date for the purpose of determining the Stockholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the Stockholders entitled to vote at the Annual meeting will be available for examination by any Stockholder at the Annual meeting. For 10 days prior to the Annual meeting, this Stockholder list will also be available for inspection by Stockholders at our corporate offices at 201 E. Elizabeth St., Elizabeth City, NC 27909, during ordinary business hours.

Please read the proxy statement and other materials concerning Naturol Holdings Ltd., which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

Sincerely,

William E. Prince

PRESIDENT

The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated _________, 2004, and is first being mailed to Naturol Holdings Ltd. Stockholders on or about 9,724,793, 2004 to Stockholders of record as of March 17, 2004.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

NATUROL HOLDINGS LTD.

201 E. Elizabeth St.

Elizabeth City, NC 27909

(702) 866-5834

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2004

Dear Naturol Holdings Ltd. Stockholder:

We will hold the Annual meeting of Stockholders of Naturol Holdings Ltd. on April 23, 2004, at 10:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina for the following purposes:

  To elect a new Board of Directors for Naturol Holdings Ltd. to serve until the next annual Stockholder's meeting, (current nominations are for William E. Prince, Michael J. Cunningham, Dr. Valgene L. Dunham and Paul Branagan);

  To amend the Company's Certificate of Incorporation to change the name of Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd.;

  To reaffirm Weaver & Martin, LLC as auditors for the next year;

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the Naturol Holdings Stockholders and unanimously recommends that you vote "FOR" the Proposals.

Only Naturol Holdings Ltd. Stockholders of record at the close of business on March 17, 2004 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the Stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

By Order of the Board of Directors

William E. Prince

PRESIDENT

201 E. Elizabeth St.

Elizabeth City, NC 27909

____________, 2004

TABLE OF CONTENTS

PAGE

SUMMARY OF PROPOSALS	1
Date, Time and Place	1
Purpose of the Meeting	1
Stockholders Entitled to Vote	1
Vote Required	1
Recommendation of Naturol Holdings Ltd. Board of Directors	1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2

WHO CAN HELP ANSWER YOUR QUESTIONS	3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS	3

THE ANNUAL MEETING	4
Time, Place and Date	4
Purpose of the Meeting	4
PROPOSAL 1. Election of Directors	4
PROPOSAL 2. Amendment to Certificate of Incorporation to Change of Name	5
PROPOSAL 3. Reaffirmation of Auditor	6
PROPOSAL 4. Transaction of Other Business	6
Record Date and Voting at the Annual Meeting	6
Votes Required	6
Solicitation and Proxy Solicitor	7
Revocation and Use of Proxies	7
Adjournments or Postponements	7
Audit Committee AND FINANCIAL EXPERT (No Audit Committee Exists)	7

NOMINATING COMMITTEE	8

CODE OF ETHICS	9

CURRENT OFFICERS AND DIRECTORS	9
Board of Directors Meetings	11
Report of Compensation Committee	11
Board of Directors Report on Executive Compensation	11

EXECUTIVE COMPENSATION	11

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF	12

INDEPENDENT PUBLIC ACCOUNTANTS	12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING	14
STOCKHOLDER COMMUNICATIONS	14

OTHER MATTERS	14

EXPENSES OF PROXY SOLICITATION	14

WHERE YOU CAN FIND MORE INFORMATION	14

APPENDICES
Appendix A - Certificate of Amendment to Certificate of Incorporation	A-1

SUMMARY OF PROPOSALS

This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date, Time and Place of Annual Meeting	April 23, 2004, at 10:00 a.m., local time at
4235 Commerce Street, Little River, South Carolina

Purpose of the Meeting

  To elect a new Board of Directors for Naturol Holdings Ltd. to serve until the next annual Stockholders meeting, (current nominations are for William E. Prince, Michael J. Cunningham, Dr. Valgene L. Dunham and Paul Branagan);

  To amend the Company's Certificate of Incorporation to change the name of Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd.

  To reaffirm Weaver & Martin LLC. as auditors for the next year;

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

Stockholders Entitled to Vote	Only Naturol Holdings Ltd. Stockholders of record at 5:00 p.m., Eastern Standard Time on March 17, 2004 are entitled to notice of and to vote at the Annual Meeting.

Vote Required

Under Delaware law, the Proposals at the Annual meeting require the affirmative vote of the holders of a majority of the Naturol Holdings Ltd. Common Stock outstanding and entitled to vote. (See "Vote Required.") The officers and directors of Naturol Holdings Ltd. control an aggregate of 100,000 shares of common stock out of a total 9,724,793 issued and outstanding.

Recommendation of the Board of Directors of Naturol Holdings Ltd.

Our Board of Directors has determined that the Proposals are advisable and in the best interests of Naturol Holdings Ltd. and our Stockholders and that the Proposals are fair to our Stockholders. Our Board of Directors recommends that you vote "FOR" adoption of the Proposals.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Naturol Holdings Ltd. and our Stockholders and that the Proposals are fair to our Stockholders.

Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF NATUROL HOLDINGS LTD. COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

No. The law does not allow your broker to vote your shares of Naturol Holdings Ltd. common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF I SEND IN MY PROXY BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

If you sign and return your proxy but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY?

Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

Sign, mark and mail your proxy indicating your vote on the Proposals to Naturol Holdings Ltd., 201 E. Elizabeth St., Elizabeth City, NC 27909 as soon as possible, so that your shares of Naturol Holdings Ltd. common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY?

Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

  You can send Naturol Holdings Ltd. a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

  You can send Naturol Holdings Ltd. a new proxy prior to the vote at the Annual meeting, which to be effective must be received by Naturol Holdings Ltd. prior to the vote at the Annual meeting; or

  You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

Send any revocation of a proxy or new proxy to the attention of the Corporate Secretary at Naturol Holdings Ltd., 201 E. Elizabeth St., Elizabeth City, NC 27909 (252) 333-1777. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

Naturol Holdings Ltd.

201 E. Elizabeth St.

Elizabeth City, NC 27909

Attention: William E. Prince, President

Telephone Number: (252) 333-1777

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

  our financial performance and projections;

  our growth in revenue and earnings; and

  our business prospects and opportunities.

You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including our ability to retain the business of our significant customers;

  our ability to keep pace with new technology and changing market needs;

  our ability to obtain capital; and

  the competitive environment of our business.

These and other factors may cause our actual results to differ materially from any forward-looking statement.

Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

THE ANNUAL MEETING

TIME, PLACE AND DATE

We are furnishing this proxy statement to Naturol Holdings Ltd. Stockholders in connection with the solicitation of proxies by the Naturol Holdings Ltd. Board of Directors for use at the Annual meeting of Stockholders of Naturol Holdings Ltd. to be held on April 23, 2004, at 10:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

At the Annual meeting, holders of Naturol Holdings Ltd. common stock of record as of the close of business on March 17, 2004 will be eligible to vote upon the following proposals:

PROPOSAL 1. Election of Directors:

Our Stockholders elect the members of the Board of Directors annually. Current nominations are for William E. Prince, Michael J. Cunningham, Dr. Valgene L. Dunham and Paul Branagan. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unavailable for election, the accompanying proxy will be voted for the election of our current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director. The Company has no reason to believe that Mr. Prince, Mr. Cunningham. Dr. Dunham or Mr. Branagan will be unavailable.

The following information is provided regarding the nominees for election to the Board of Directors.

William E. Prince, age 53 is Chairman of the Board and Chief Executive Officer of the Company. Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003. Mr. Prince was branch and regional manager of Law/Gibb Group, an employee owned international environmental engineering consultants from 1996 to 1999. Mr. Prince was Vice President and branch manager for Froehling & Robertson, a family owned environmental consulting firm from 1994 to 1996. From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc., and DSA Design Group, both privately held engineering and environmental consultants. From 1979 to 1990 Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee owned international consulting firm. Primary responsibilities were new ventures and company growth.

Michael J. Cunningham OBE Mphil (Cantab), age 60, is currently a Director of the Registrant. From 1994 to the present, Mr. Cunningham has been Chairman and CEO of The Coach House Group UK Ltd ("CHGUK"), a specialist research and development company, based in the UK with offices and associates world-wide. Mr. Cunningham is also Chairman and CEO of The Sustainable Projects Development Group, a UK based subsidiary of CHGUK, specializing in the identification and development of sustainable technologies utilizing natural resources and materials, with projects underway in several countries. Since 2000, Mr. Cunningham has been a Director of Healthworld International, a start-up company developing natural medicines and neutraceutical products from botanical and animal sources in Africa. From 1994 to 1997, Mr. Cunningham was CEO of London Minsk Development Company, specializing in the conversion of military technologies to commercial use and the development and application of economic offset programs. He was appointed Professor at Lancaster University in 1994. He was the recipient of the Yuri Gargarin Medal for services to Russian Space Industry in 1993. In 1987, he was a Lecturer, Examiner and did post-graduate programs at Cambridge University Centre of International Studies. In 1985 he was an Officer of the Order of the British Empire

Dr. Valgene L. Dunham, age 63, is currently a Director of the Registrant. Dr. Dunham is also the Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina. In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University. In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University. From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University. In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York. In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

Paul Branagan, age 59. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From August 21, 2002 to present Mr. Branagan has been the President and Director of Petrol Oil and Gas, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the board of directors of Millennium Plastics Corporation, a 34 Act Reporting Nevada Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM E. PRINCE, MICHAEL J. CUNNINGHAM, DR. VALGENE L. DUNHAM AND PAUL BRANAGAN.

PROPOSAL 2.Amendment to Certificate of Incorporation to Change Name from Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd.

Our Board of Directors has suggested a name change as a result of Naturol's intention to move into the production phase of operations for its two technologies, (1) Ecasol water purification and (2) Naturol botanical oil extraction, through its wholly-owned subsidiary, which will be the operating company intended to advance the technologies into the production phase. This is intended to be accomplished through two divisions of our subsidiary, the Ecasol Division and the Naturol Division. Therefore, our new Board of Directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, the Board of Directors has chosen, and unanimously approved the name, "Integrated Environmental Technologies, Ltd.," as our corporate name, which requires amendment of our Certificate of Incorporation. A copy of the amendment to our Certificate of Incorporation is attached to the Proxy statement as Exhibit "A".

The proposed amendment reads as follows:

A. Article 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Article 1. The exact name of this corporation is:

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

If the Stockholders vote in favor of the name change, certificates for shares of the Company's common stock issued under Naturol Holdings Ltd. name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE TO INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

PROPOSAL 3. Reaffirm the appointment of Weaver & Martin, LLC as auditors for the next year:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF WEAVER & MARTIN LLC. AS AUDITORS FOR THE NEXT YEAR.

PROPOSAL 4. Transaction of other business:

The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, as of the date of this filing, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on March 17, 2004, as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 9,724,793 shares of Naturol Holdings Ltd. common stock outstanding, which shares were held by approximately 42 Stockholders of record. Holders of Naturol Holdings Ltd. common stock are entitled to one vote per share.

A majority of the issued and outstanding shares of Naturol Holdings Ltd. common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Naturol Holdings Ltd. common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

Naturol Holdings Ltd. will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Naturol Holdings Ltd. will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Naturol Holdings Ltd. common stock. Naturol Holdings Ltd. Stockholder proxies may be solicited by directors, officers and employees of Naturol Holdings Ltd., primarily through the mailing of the proxy statement.

REVOCATION AND USE OF PROXIES

The enclosed proxy is solicited on behalf of the Naturol Holdings Ltd. Board of Directors. A Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Naturol Holdings Ltd. before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Naturol Holdings Ltd. before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Naturol Holdings Ltd., 201 E. Elizabeth St., Elizabeth City, NC 27909. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Naturol Holdings Ltd. common stock represented at the Annual meeting by properly executed proxies received by Naturol Holdings Ltd. will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Naturol Holdings Ltd. Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

AUDIT COMMITTEE AND FINANCIAL EXPERT

We do not have an Audit Committee, our board of directors, perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

NOMINATING COMMITTEE

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

The Company does not have a standing nominating committee and has not adopted a charter for the nominations function. The Board is in the process of evaluating the establishment of a nominating committee.

Director Nomination Procedures

At present, all of the members of the Board participate in discussions regarding nominees for director. The Board has determined that it is appropriate for all members of the Board to participate in the selection of directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. All of our directors approved the selection of each nominee for director named in this proxy statement. Mr. Branagan, the new nominee for election, was recommended by the chief executive officer, William Prince.

Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

  whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

  whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

  whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company's current or future business, will add specific value as a Board member; and

  whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board's current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2003, the Company received no recommendation for directors from any of its non-officer/director stockholders.

This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: 201 E. Elizabeth Street, Elizabeth City, North Carolina 27909.

CODE OF ETHICS

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

  Compliance with applicable governmental laws, rules and regulations;

  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

  Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer (William Prince) serves in all the above capacities.

Our decision to not adopt such a code of ethics results from our having only one officer operating as the sole management for the Company. We believe that as a result of the limited interaction which occurs having a sole officer for the Company eliminates the current need for such a code. However, our board of directors intends to continuously monitor the operations of the Company and will adopt a code of ethics if, and when, it is deemed vital for continued operations of the Company.

CURRENT OFFICER AND DIRECTOR

The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of Stockholders and until their successors are elected and qualified.

The following table sets forth information regarding our current officers and directors.

Name	Age	Current Positions and Offices With Naturol Holdings Ltd.
William E. Prince	53	Chairman of the Board, Chief Executive Officer & President, Secretary and Treasurer
Michael J. Cunningham	60	Director
Dr. Valgene L. Dunham	63	Director

William E. Prince, age 53, is Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer of the Company. Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003. Mr. Prince was branch and regional manager of Law/Gibb Group, an employee owned international environmental engineering consultants from 1996 to 1999. Mr. Prince was Vice President and branch manager for Froehling & Robertson, a family owned environmental consulting firm from 1994 to 1996. From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc., and DSA Design Group, both privately held engineering and environmental consultants. From 1979 to 1990 Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee owned international consulting firm. Primary responsibilities were new ventures and company growth.

Michael J. Cunningham OBE Mphil (Cantab), age 60, is currently a Director of the Registrant. From 1994 to the present, Mr. Cunningham has been Chairman and CEO of The Coach House Group UK Ltd ("CHGUK"), a specialist research and development company, based in the UK with offices and associates world-wide. Mr. Cunningham is also Chairman and CEO of The Sustainable Projects Development Group, a UK based subsidiary of CHGUK, specializing in the identification and development of sustainable technologies utilizing natural resources and materials, with projects underway in several countries. Since 2000, Mr. Cunningham has been a Director of Healthworld International, a start-up company developing natural medicines and neutraceutical products from botanical and animal sources in Africa. From 1994 to 1997, Mr. Cunningham was CEO of London Minsk Development Company, specializing in the conversion of military technologies to commercial use and the development and application of economic offset programs. He was appointed Professor at Lancaster University in 1994. He was the recipient of the Yuri Gargarin Medal for services to Russian Space Industry in 1993. In 1987, he was a Lecturer, Examiner and did post-graduate programs at Cambridge University Centre of International Studies. In 1985 he was an Officer of the Order of the British Empire

Dr. Valgene L. Dunham, age 63, is currently a Director of the Registrant. Dr. Dunham is also the Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina. In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University. In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University. From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University. In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York. In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

Executive officers are to be elected by the Board of Directors of Naturol Holdings Ltd. at its meeting of directors held immediately following the Annual meeting of Stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

There are no family relationships between any of the above persons.

BOARD OF DIRECTORS MEETINGS

The Board of Directors of Naturol Holdings Ltd. met four times during the fiscal year ended December 31, 2003.

REPORT OF COMPENSATION COMMITTEE

We currently do not have a compensation committee of the board of directors. Until a formal committee is established our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

EXECUTIVE COMPENSATION

The compensation which the Company paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock	Options	Other
William E. Prince (1) Director & President	2003	$29,000	-0-	-0-	-0-	-0-	-0-

Bradley Grieco (2) President/Director	2003	-0-	-0-	-0-	-0-	-0-	-0-

Isaac Moss (3) Director & Officer	2002 2003	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

Paul McClory (4) Director & Officer	2002	-0-	-0-	-0-	-0-	-0-	-0-

Michael J. Ram (5) Director	2002	-0-	-0-	-0-	-0-	-0-	-0-

M.F. Davenhill (6) Director	2002	-0-	-0-	-0-	-0-	-0-	-0-

  Mr. Prince was appointed sole officer and director of the Company on August 27, 2003

  Mr. Grieco was appointed sole director and officer of the Company on January 28, 2003 and resigned August 27, 2003

  Mr. Moss resigned as officer and Director of the Company on January 28, 2003

  Mr. McClory resigned as officer and director of the Company on September 18, 2002.

  Mr. Ram resigned as Director of the Company on November 18, 2002.

  Mr. Davenhill resigned as director of the Company on November 18, 2002.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group on December 31, 2003:

Title of Class	Name and Address of Beneficial owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Common	William E. Prince, sole officer & director	-0-	-0-
	201 E. Elizabeth St.
	Elizabeth City, NC

Common	3GC LTD. (2)(3)	2,988,415	24%
	2856 LaCasita Ave.
	Las Vegas, NV 89120

Common	Gary J. Grieco (2)(4)	1,116,500	9%
	2856 LaCasita Ave.
	Las Vegas, NV 89120

Common	Robert R. Lucas	1,000,000	8%
	13700-2 Six Mile Cypress Pkwy
	Fort Myers, FL 33912

Common	Mark C. Northrop	1,000,000	8%
	13700-2 Six Mile Cypress Pkwy
	Fort Myers, FL 33912

TOTALS		6,104,915	49%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e.. the power to dispose of, or to direct the disposition of, a security).

  Gary J. Grieco is the sole officer, director and Stockholder of 3GC LTD. and has the power to direct the voting of 3GC LTD.'s shares. The beneficial ownership of Mr. Grieco, including 3GC LTD is 4,104,915 which equals 33% of the class.

  As of December 31, 2003 all 2,988,415 shares have been full paid but 2,806,052 shares have not been issued.

  As of December 31, 2003 all 1,116,500 shares have been fully paid, but 850,000 shares have not been issued.

INDEPENDENT PUBLIC ACCOUNTANTS

Weaver & Martin LLC served as the Company's principal independent public accountants for fiscal year 2003. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to the Company for the year ending December 31, 2003 by Weaver & Martin LLC were as follows:

Audit Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for the audit of our annual financial statements for fiscal year 2003 and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, were $16,500.00.

Audit-Related Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for audit related fees for fiscal year 2003 were $16,500.00, which primarily related to audit services for potential acquisition candidates.

Tax Fees

The aggregate fees to be billed by Weaver & Martin LLC for professional services to be rendered for tax fees for fiscal year 2003 will be $2,500.00

All Other Fees

There were no other fees billed by Weaver & Martin LLC for fiscal 2003 other than the fees described above.

We have not appointed a formal Audit Committee, therefore, our entire board of directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of the Company's financial statements and has approved of Weaver & Martin LLC as our independent auditors for the year ending December 31, 2003. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and the Company has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. The Company has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Naturol's executive officers and directors, and persons who beneficially own more than ten percent of Naturol's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Naturol with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to Naturol and written representations from Naturol executive officers and directors, Naturol believes that during the year ended 2003 there were no delinquent filers.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Qualified Stockholders who want to have proposals presented at the 2005 annual meeting must deliver them to the Company by December 31, 2004, in order to be considered for inclusion in next year's proxy statement and proxy.

SHAREHOLDER COMMUNICATIONS

Any stockholder communications to the Board should be forwarded to the attention of the Corporate Secretary at our offices at 201 E. Elizabeth St., Elizabeth City, North Carolina 27909. Our Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual director as appropriate.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Naturol Holdings Ltd. Stockholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Naturol Holdings Ltd..

WHERE YOU CAN FIND MORE INFORMATION

Naturol Holdings Ltd. files quarterly and annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Naturol Holdings Ltd. files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

Stockholders may obtain documents by requesting them in writing or by telephone from Naturol Holdings Ltd. at the following address:

NATUROL HOLDINGS LTD.

201 E. Elizabeth St.

Elizabeth City, NC 27909

(252) 333-1777

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated ____________, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

NATUROL HOLDINGS LTD.

PROXY

Annual Meeting of Stockholders

April 23, 2004

The undersigned appoints The Board of Directors of Naturol Holdings Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of Stockholders of Naturol Holdings Ltd., to be held April 23, 2004, beginning at 10:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated ________, 2003, a copy of which has been received by the undersigned, as follows:

1. Vote  Withhold Vote 

for the election of the following nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

William E. Prince

Michael J. Cunningham

Dr. Valgene L. Dunham

Paul Branagan

Please indicate the names of those for whom you are withholding your vote:

2. Vote                                                                                                                      Withhold Vote 

for amending the Certificate of Incorporation to change the name of Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd..

3. Vote                                                                                                                       Withhold Vote 

for the reaffirmation of Weaver & Martin LLC as auditors for the next year.

4. In there discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2004                                                             Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).

If your stock is issued in                                                                                               Signature

the names of two or more                                                                                             Print Name Here:

persons, all of them must

sign this proxy. If signing

in representative capacity,                                                                                             Signature

please indicate your title.                                                                                               Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO APRIL 19, 2004.

                                                                                                                                    Mail To:

                                                                                                                                    Naturol Holdings Ltd.

                                                                                                                                    201 E. Elizabeth St.

                                                                                                                                    Elizabeth City, NC 27909